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                                                                    EXHIBIT 99.5

     Consents to be a director of Packaging of the following persons:


          - Mark Andrews
          - Larry D. Brady
          - Roger B. Porter
          - Paul T. Stecko


FOR DIRECTORS AND OFFICERS OF TENNECO PACKAGING INC. AFTER THE SPIN-OFF:

     The undersigned does hereby consent to the being appointed or continuing to serve as a director and/or officer of Tenneco Packaging Inc., a Delaware corporation (the "CORPORATION"), in connection with the spin-off of the Corporation by Tenneco Inc., which is currently the parent corporation of the Corporation. The undersigned further consents to being named as a director and/or officer of the Corporation, as applicable, in any filing made by the Corporation or any of its affiliates with the Securities and Exchange
Commission in connection with the spin-off and agrees to serve as such a director and/or officer for the term provided in the by-laws of the Corporation.

Dated: August 5, 1999

                                                /s/ MARK ANDREWS
                                                --------------------------------
                                                Name: Mark Andrews

FOR DIRECTORS AND OFFICERS OF TENNECO PACKAGING INC. AFTER THE SPIN-OFF:

     The undersigned does hereby consent to the being appointed or continuing to serve as a director and/or officer of Tenneco Packaging Inc., a Delaware corporation (the "CORPORATION"), in connection with the spin-off of the Corporation by Tenneco Inc., which is currently the parent corporation of the Corporation. The undersigned further consents to being named as a director and/or officer of the Corporation, as applicable, in any filing made by the Corporation or any of its affiliates with the Securities and Exchange
Commission in connection with the spin-off and agrees to serve as such a director and/or officer for the term provided in the by-laws of the Corporation.

Dated: August 14, 1999


                                                /s/ LARRY D. BRADY
                                                --------------------------------
                                                Name: Larry D. Brady




FOR DIRECTORS AND OFFICERS OF TENNECO PACKAGING INC. AFTER THE SPIN-OFF:

     The undersigned does hereby consent to the being appointed or continuing to serve as a director and/or officer of Tenneco Packaging Inc., a Delaware corporation (the "CORPORATION"), in connection with the spin-off of the Corporation by Tenneco Inc., which is currently the parent corporation of the Corporation. The undersigned further consents to being named as a director and/or officer of the Corporation, as applicable, in any filing made by the Corporation or any of its affiliates with the Securities and Exchange
Commission in connection with the spin-off and agrees to serve as such a director and/or officer for the term provided in the by-laws of the Corporation.

Dated: August 19, 1999

                                                /s/ ROGER B. PORTER
                                                --------------------------------
                                                Name: Roger B. Porter




FOR DIRECTORS AND OFFICERS OF TENNECO PACKAGING INC. AFTER THE SPIN-OFF:

     The undersigned does hereby consent to the being appointed or continuing to serve as a director and/or officer of Tenneco Packaging Inc., a Delaware corporation (the "CORPORATION"), in connection with the spin-off of the Corporation by Tenneco Inc., which is currently the parent corporation of the Corporation. The undersigned further consents to being named as a director and/or officer of the Corporation, as applicable, in any filing made by the Corporation or any of its affiliates with the Securities and Exchange
Commission in connection with the spin-off and agrees to serve as such a director and/or officer for the term provided in the by-laws of the Corporation.

Dated: August 7, 1999

                                                /s/ PAUL T. STECKO
                                                --------------------------------
                                                Name: Paul T. Stecko